2019 Annual Stress Test Disclosure Dodd-Frank Act Stress Test Results Supervisory Severely Adverse Scenario June 21, 2019

Table of contents Page 1 2019 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entity 11 4 Forward-looking statements 13

Overview The 2019 Annual Stress Test Disclosure presents the results of the annual stress test conducted by JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) in accordance with Subpart F of Regulation YY, issued by the Board of Governors of the Federal Reserve System (the “Federal Reserve”), which implemented the Dodd-Frank Act Stress Test (“DFAST”) requirements for covered companies1. The results reflect certain forecasted financial measures for the nine-quarter projection period (1Q19 through 1Q21) under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve. The stress test has been conducted in accordance with the Comprehensive Capital Analysis and Review (“CCAR”) 2019 Summary Instructions published by the Federal Reserve on March 6, 2019 (“2019 CCAR Instructions”). The results presented were calculated using forecasting models and methodologies developed by JPMorgan Chase. The Federal Reserve conducts its own stress tests of covered companies, including JPMorgan Chase, based on forecasting models and methodologies developed by the Federal Reserve. Because of the different models and methodologies utilized by the Firm and the Federal Reserve, the results published by the Federal Reserve may vary from those disclosed herein. JPMorgan Chase may not be able to explain the differences between the results published in this report and the results published by the Federal Reserve. JPMorgan Chase's results presented herein reflect the following specific assumptions as prescribed by the DFAST rule for each of the second through ninth quarters of the projection period (“DFAST Capital Actions”)2:  Common stock dividend payments continue at the same dollar amount as the average of the prior-four quarters (2Q18 – 1Q19) and include common stock dividends attributable to issuances related to employee compensation  Scheduled dividend, interest, or principal payments for other capital instruments are paid  Repurchases of common stock and redemptions of other capital instruments are zero  Issuances of new preferred, or common stock, other than issuances of common stock related to employee compensation, are zero The results disclosed herein represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve and do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue ("PPNR"), net income before taxes, capital, risk-weighted assets (“RWA”), or capital ratios. A strong capital position is essential to JPMorgan Chase's business strategy and competitive position. Capital adequacy and stress testing is subject to oversight at the most senior levels of the Firm, including the Board of Directors. The Annual and Mid-Cycle DFAST stress tests are subject to a governance framework, which includes oversight by: the Board of Directors, the Firmwide Asset Liability Committee, the Capital Governance Committee, Capital & Liquidity Management, the Firmwide and line of business (“LOB”) Chief Financial Officers and Chief Risk Officers, Model Risk Governance & Review, and Internal Audit. 1 JPMorgan Chase’s Annual Stress Test Disclosure also presents results of the annual stress test conducted with respect to the Firm’s principal depository institution subsidiary, JPMorgan Chase Bank, National Association (“JPMCB”), in accordance with the DFAST regulation issued by the Office of the Comptroller of the Currency. In the previous year, the Annual Stress Test Disclosure included results for two depository institutions: JPMCB and Chase Bank USA, National Association (“CUSA”). In May 2019, CUSA was merged with and into JPMCB with JPMCB as the surviving bank. The JPMCB results reflect its forecasts prior to the merger from JPMCB’s actual balance sheet and income statement from 4Q18, and do not consider the impact of the merger. CUSA results are no longer separately disclosed. 2 The first quarter of the projection period (1Q19) reflects actual capital actions (e.g., actual common stock dividends and repurchases net of issuances, and issuances and redemptions of other capital instruments) 1

2019 DFAST annual Supervisory Severely Adverse scenario summary  The Supervisory Severely Adverse scenario, as constructed and prescribed by the Federal Reserve, is characterized by a severe global recession accompanied by a period of heightened stress in commercial real estate markets and corporate debt markets Key economic variables from Supervisory Severely Adverse scenario prescribed by the Federal Reserve¹  U.S. real GDP – GDP declines 8.0% between the fourth quarter of 2018 and its trough in the third quarter of 2020  U.S. inflation – The annualized rate of change in the Consumer Price Index (“CPI”) drops from 1.8% in the fourth quarter of 2018 to 1.2% in the first quarter of 2019  U.S. unemployment rate – Unemployment rate increases by 6.2 percentage points from its level in the fourth quarter of 2018, peaking at 10% in the third quarter of 2020  Real estate prices – House prices decline 26% through the first quarter of 2021 relative to their level in the fourth quarter of 2018; commercial real estate prices decline by 35% through the first quarter of 2021 relative to their level in the fourth quarter of 2018  Equity markets – Equity prices decline by 50% between the fourth quarter of 2018 and their trough in the fourth quarter of 2019; equity market volatility peaks in the second quarter of 2019  Short-term and long-term rates – Short-term Treasury rates drop from 2.30% in the fourth quarter of 2018 to 0.10% in the third quarter of 2019, where they remain for the duration of the forecast horizon; long-term Treasury rates drop from 3.00% in the fourth quarter of 2018 to 0.80% in the first quarter of 2019, gradually recovering to 1.50% by the first quarter of 2021  Mortgage rates – 30-year mortgage rates fall from 4.80% in the fourth quarter of 2018 to 3.90% in the first quarter of 2019. The immediate stress is followed by a peak of 4.50% in the fourth quarter of 2019 before returning to 3.90% by the fourth quarter of 2020  Credit spreads – Spreads on investment-grade corporate bonds increase from approximately 200 basis points in the fourth quarter of 2018 to 550 basis points at their peak in the third quarter of 2019  International – The scenario features severe recessions in the Euro area, United Kingdom, and Japan, and a shallow recession in Developing Asia 1 For the full scenario description and a complete set of economic variables provided by the Federal Reserve, see the Federal Reserve’s “2019 Supervisory Scenarios for Annual Stress Tests Required under the Dodd-Frank Act Stress Testing Rules and the Capital Plan Rule” published on February 13, 2019 2

# DFAST results under the Supervisory Severely Adverse scenario

## Capital and RWA projections – JPMorgan Chase

### Firm-calculated projected stressed capital ratios[1] (1Q19 – 1Q21)

| | Actual 4Q18 | 2019 CCAR/ regulatory minimum | Stressed capital ratios[2] | |
|---|---|---|---|---|
| | | | 1Q21 | Minimum |
| Common equity tier 1 capital ratio (%) | 12.0% | 4.5% | 9.5% | 9.0% |
| Tier 1 risk-based capital ratio (%) | 13.7% | 6.0% | 11.3% | 10.7% |
| Total risk-based capital ratio (%) | 15.5% | 8.0% | 13.3% | 12.6% |
| Tier 1 leverage ratio (%) | 8.1% | 4.0% | 6.3% | 6.3% |
| Supplementary leverage ratio (%) | 6.4% | 3.0% | 5.1% | 5.0% |

[1] All regulatory capital ratios (except the supplementary leverage ratio ("SLR")) were calculated under the Basel III Standardized rules on a transitional basis (4Q18 only) or a fully phased-in basis (1Q19-1Q21). The SLR was calculated on a fully phased-in basis under the Basel III Advanced rules for all periods. For additional information on Basel III, refer to Capital Risk Management on pages 85-94 and Note 26 on pages 269-270 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2018

[2] The minimum capital ratio represents the lowest calculated stressed capital ratio during the period 1Q19 to 1Q21. Calculations do not include the impact of JPMorgan Chase's 2019 CCAR capital actions request

### Firm-calculated projected 1Q21 risk-weighted assets

| | Actual 4Q18 | Projected 1Q21 |
|---|---|---|
| Risk-weighted assets (billions of dollars)[1] | $1,529 | $1,461 |

[1] Risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach

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JPMorgan Chase & Co.

DFAST results under the Supervisory Severely Adverse scenario Profit & Loss projections – JPMorgan Chase Firm-calculated 9-quarter cumulative projected losses, revenue, net income before taxes, and other comprehensive income (1Q19 – 1Q21) Billions of Percent of dollars average assets1 Pre-provision net revenue2 $61.9 2.3% equals Net interest income 110.3 4.1 Noninterest income 97.6 3.7 less Noninterest expense 146.0 5.5 Other revenue3 0.0 less Provisions 47.2 Realized losses/(gains) on securities (AFS/HTM)4 0.2 Trading and counterparty losses5 22.9 Other losses/(gains)6 4.7 equals Net income (loss) before taxes $(13.1) (0.5)% Memo items Other comprehensive income7 $(4.5) Other effects on capital Actual 4Q18 1Q21 Accumulated other comprehensive income ("AOCI") in capital $(1.5) $(4.5) (billions of dollars) Note: Numbers may not sum due to rounding 1 Average assets is the nine-quarter average of total assets for 1Q19 to 1Q21 2 Pre-provision net revenue includes losses from operational-risk events, mortgage repurchase expenses, and other real estate owned (“OREO”) costs 3 Other revenue includes one-time income and expense items not included in PPNR 4 Realized losses/(gains) on securities available for sale (“AFS”) and held-to-maturity (“HTM”) consist of projections resulting from credit-related other-than-temporary impairment ("OTTI"). It also assumes no securities are sold throughout the forecast period 5 Trading and counterparty losses include mark-to-market (“MTM”) and credit valuation adjustment (“CVA”) losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities 6 Other losses/(gains) includes projected changes in the fair values of loans held for sale (“HFS”) and loans held for investment measured under the fair value option (“FVO”) 7 Other comprehensive income (“OCI”) is reported on a pre-tax basis and includes net unrealized losses/gains on (a) AFS securities, (b) cash flow hedges, and (c) net losses and prior service costs related to defined benefit pension and other postretirement employee benefit (“OPEB”) plans 4

DFAST results under the Supervisory Severely Adverse scenario Loan loss projections – JPMorgan Chase Firm-calculated 9-quarter cumulative projected loan losses, by type of loan (1Q19 – 1Q21) Billions of Portfolio loss Loan type dollars rates (%)1 First lien mortgages, domestic 1.8 0.8 Junior liens and HELOCs, domestic 0.8 2.4 Commercial & industrial2 9.0 5.1 Commercial real estate, domestic 2.1 1.9 Credit cards 19.5 13.7 Other Consumer3 1.0 2.0 Other4 4.3 2.1 Total projected loan losses5 $38.6 4.1% Note: Numbers may not sum due to rounding 1 Average loan balances used to calculate portfolio loss rates exclude loans HFS and loans accounted for under the FVO 2 Includes small and medium enterprise loans and corporate cards 3 Includes auto loans and other consumer loans 4 Includes international real estate loans, loans secured by farmland, loans to foreign governments, agricultural loans, securities lending, loans to depository and other financial institutions, and all other loans and leases 5 Loan losses do not include impairments in the purchased credit-impaired ("PCI") portfolio. If impairments in the PCI portfolio were included, loan losses would have been $2.0 billion (0.9% portfolio loss rate) on first lien mortgages and $1.1 billion (3.4% portfolio loss rate) on junior liens and HELOCs; other loan types would not have been impacted by impairments in the PCI portfolio 5

Key drivers of JPMorgan Chase’s DFAST pro forma common equity tier 1 (“CET1”) ratio Firm-calculated CET1 ratio calculated under Supervisory Severely Adverse scenario ($B) 4.0% (3.1%) 0.6% 12.0% (1.5%) (0.3%) (0.2%) (0.2%) (1.8%) 9.5% Regulatory capital minimum: 4.5% Launch point PPNR Provisions Trading and Other AOCI RWA Other³ DFAST End point 2019 DFAST (pretax) (pretax) counterparty losses² capital 2019 DFAST (4Q18)¹ losses (pretax) actions (1Q21)¹ (pretax) CET1 $183 $62 $(47) $(23) $(5) $(3) $(0) $(28) $139 RWA $1,529 $(68) $1,461 Note: Numbers may not sum due to rounding 1 4Q18 and 1Q21 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q19 to 1Q21 2 Includes projected changes in fair value of loans HFS and loans held for investment measured under the FVO 3 Includes income tax expense/benefit, realized losses/gains on securities (AFS/HTM), and goodwill and intangibles net of related deferred tax liabilities 6

Key drivers of JPMorgan Chase’s DFAST pro forma SLR Firm-calculated SLR calculated under Supervisory Severely Adverse scenario ($B) 1.9% (1.4%) 0.1% 6.4% (0.7%) (0.1%) (0.1%) (0.0%) (0.8%) 5.1% Regulatory capital minimum: 3.0% Launch point PPNR Provisions Trading and Other AOCI SLR exposure Other³ DFAST End point 2019 DFAST (pretax) (pretax) counterparty losses² capital 2019 DFAST (4Q18)¹ losses (pretax) actions (1Q21)¹ (pretax) Tier 1 $209 $62 $(47) $(23) $(5) $(3) $(0) $(27) $166 SLR exposure $3,270 $(33) $3,237 Note: Numbers may not sum due to rounding 1 4Q18 and 1Q21 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q19 to 1Q21 2 Includes projected changes in fair value of loans HFS and loans held for investment measured under the FVO 3 Includes income tax expense/benefit, realized losses/gains on securities (AFS/HTM), and goodwill and intangibles net of related deferred tax liabilities 7

Table of contents Page 1 2019 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entity 11 4 Forward-looking statements 13

Key risks addressed in capital adequacy assessment projections The below risks, categorized across four risk types, represent risks inherent in JPMorgan Chase's business activities. The results of the Firm's capital stress tests reflect risks from each of these categories: Risk types Definition  Strategic risk is the risk associated with the Firm’s current and future business plans and objectives, including capital risk, liquidity risk, and the impact to the Firm’s reputation¹  Capital risk is the risk the Firm has an insufficient level and composition of capital to support the Firm’s business activities and associated risks Strategic during normal economic environments and under stressed conditions  Liquidity risk is risk that the Firm will be unable to meet its contractual and contingent financial obligations as they arise or that it does not have the appropriate amount, composition, and tenor of funding and liquidity to support its assets and liabilities  Credit and investment risk is the risk associated with the default or change in credit profile of a client, counterparty or customer; or loss of principal or a reduction in expected returns on investments, including consumer credit risk, wholesale credit risk, and investment portfolio risk  Consumer credit risk is the risk associated with the default or change in credit profile of a customer Credit and  Wholesale credit risk is the risk associated with the default or change in credit profile of a client or counterparty investment  Investment portfolio risk is the risk associated with the loss of principal or a reduction in expected returns on investments arising from the investment securities portfolio held predominantly by Treasury and CIO in connection with the Firm’s balance sheet or asset-liability management objectives or from principal investments managed in various lines of business and Corporate in predominantly privately-held financial instruments  Market risk is the risk associated with the effect of changes in market factors, such as interest and foreign exchange rates, equity and commodity Market prices, credit spreads or implied volatilities, on the value of assets and liabilities held for both the short and long term  Operational risk is the risk associated with inadequate or failed internal processes, people and systems, or from external events and includes compliance risk, conduct risk, legal risk, and estimations and model risk  Compliance risk is the risk of failure to comply with legal or regulatory obligations or codes of conduct and standards of self-regulatory organizations applicable to the business activities of the Firm Operational  Conduct risk is the risk that any action or inaction by an employee or employees could lead to unfair client or customer outcomes, impact the integrity of the markets in which the Firm operates, or compromise the Firm’s reputation  Legal risk is the risk of loss primarily caused by the actual or alleged failure to meet legal obligations that arise from the rule of law in jurisdictions in which the Firm operates, agreements with clients and customers, and products and services offered by the Firm  Estimations and model risk is the potential for adverse consequences from decisions based on incorrect or misused estimation outputs 8 For additional information on the Firm's risks, see Enterprise-Wide Risk Management and the various risk sections on pages 79-140 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2018 1 Reputational impact is less quantifiable than other risks. Actual losses from historical events that may have impacted the Firm’s reputation are captured through the Firm’s operational loss forecasting framework; however, the entirety of the reputational impact may not be quantifiable

Key methodologies used in capital adequacy assessment projections Capital component Forecast methodology PPNR  Represents total net revenue less noninterest expense; includes operational risk expense and excludes credit cost  Product-centric models and forecasting frameworks for revenue forecasts are based on JPMorgan Chase’s historical experience supplemented by industry data and non-model estimation, where appropriate  Granular, LOB-level projections are used for expense forecasts, governed by Firmwide expense reduction guidelines for severe stress environments  Econometric and regression models and forecasting framework are used, as appropriate, to establish relationships between macroeconomic factors and the Firm’s historical experience  Operational risk loss projections utilize multiple approaches. For risks with relatively more frequent losses, the relationship between macroeconomic variables and the Firm’s historical loss experience for those risks are utilized to derive loss projections. For idiosyncratic risks with relatively large potential losses, the loss projections rely on subject matter experts' forward-looking assessment of the risk (i.e., scenario analysis, reasonably possible Capital loss) (earnings) Gains/losses on securities  Projections of gains/losses on AFS and HTM positions resulting from credit-related OTTI; assumes no securities are sold throughout the forecast period  OTTI is estimated using credit migration models for non-securitized assets and cash flow simulations for securitized assets Losses on HFS/FVO loans  Projections reflect changes in valuations of HFS loans and commitments pending syndication, as well as loans accounted for under FVO in the Firm’s wholesale loan portfolio  Projections capture the Firm’s exposure to changes in the mark-to-market value of HFS/FVO loans primarily due to credit spreads based on facility rating Provision for loan and lease losses  Projections of net charge-offs, reserves, and loan balances are based on the composition and characteristics of wholesale and consumer loan portfolios across asset classes and customer segments Credit  Model-based approach reflects credit migrations and changes in delinquency trends driven by underlying economic factors; additionally, models consider characteristics such as credit rating, geographic distribution, product and industry mix, and collateral type  Utilizes loss experience data relevant to the Firm’s asset classes and portfolios 9

Key methodologies used in capital adequacy assessment projections (cont’d) Capital component Forecast methodology Trading & counterparty losses  Instantaneous global market shocks with no mitigating actions were applied to trading and counterparty positions as of November 8, 20181; mark-to- market and nine-quarter default losses are reflected in the first quarter of the projection period  Market Utilizes the existing Firmwide stress framework and models approved for valuation and stress testing to measure the Firm’s exposure to changes in the fair value of financial instruments primarily driven by movements in interest rates, FX rates, equity prices, credit spreads, and commodity prices  Counterparty default assumes an instantaneous and unexpected default of the counterparty which would result in the largest loss across derivatives and securities financing transaction activities after the market shock. In addition, modelled losses related to other traded products and central counterparty clearing exposures are also included  Projections of risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach RWA  Credit risk RWA projections utilize forecasted loan, securities, derivatives and secured financing balances  Market risk RWA projections reflect relationships between RWA and key macroeconomic drivers using estimation models  AOCI primarily includes the after-tax change in unrealized gains and losses on investment securities and the Firm’s defined benefit pension and OPEB plans AOCI  Projections are based on estimated changes in value of positions using a combination of full revaluation and sensitivity-based forecasting approaches for AFS securities, and pension and OPEB plan assets and liabilities  Capital projections reflect: Capital  Balance sheet management strategies  DFAST Capital Actions prescribed by the Federal Reserve's requirements 1 As prescribed in the 2019 CCAR Instructions, the “as-of” date can be any date during the business week of November 5, 2018 10

Table of contents Page 1 2019 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entity 11 4 Forward-looking statements 13

# DFAST results under the Supervisory Severely Adverse scenario

## Capital projections – JPMCB

### JPMCB-calculated projected stressed capital ratios[1] (1Q19 – 1Q21)

| | Actual 4Q18 | Stressed capital ratios[2] | |
|---|---|---|---|
| | | 1Q21 | Minimum |
| Common equity tier 1 capital ratio (%) | 13.9% | 13.5% | 12.4% |
| Tier 1 risk-based capital ratio (%) | 13.9% | 13.5% | 12.4% |
| Total risk-based capital ratio (%) | 14.7% | 14.7% | 13.4% |
| Tier 1 leverage ratio (%) | 8.6% | 7.7% | 7.6% |
| Supplementary leverage ratio (%) | 6.7% | 6.2% | 6.0% |

[1] All regulatory capital ratios (except the supplementary leverage ratio ("SLR")) were calculated under the Basel III Standardized rules on a transitional basis (4Q18 only) or a fully phased-in basis (1Q19-1Q21). The SLR was calculated on a fully phased-in basis under the Basel III Advanced rules for all periods. For additional information on Basel III, refer to Capital Risk Management on pages 85-94 and Note 26 on pages 269-270 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2018

[2] Changes in capital ratios over the projection horizon are primarily driven by PPNR, provisions for loan and lease losses, trading and counterparty losses, AOCI, changes in RWA, and capital distributions to JPMorgan Chase & Co. Stressed capital ratios are calculated in accordance with the Office of the Comptroller of the Currency's Annual Stress Test rule requirements (12 CFR Part 46). See 77 Fed. Reg. 61238 (December 3, 2014). The stressed capital ratios reflect certain capital actions JPMCB would expect to take if the stress scenario was realized and consistent with JPMCB's internal capital management policy. The minimum capital ratio represents the lowest calculated stressed capital ratio during the period 1Q19 to 1Q21

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JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse scenario Profit & Loss projections – JPMCB JPMCB-calculated 9-quarter cumulative projected losses, revenue, net income before taxes, and other comprehensive income (1Q19 – 1Q21) Billions of Percent of dollars average assets1 Pre-provision net revenue2 $56.6 2.5% equals Net interest income 90.7 3.9 Noninterest income 93.0 4.0 less Noninterest expense 127.1 5.5 Other revenue3 0.0 less Provisions 30.1 Realized losses/(gains) on securities (AFS/HTM)4 0.2 Trading and counterparty losses5 14.6 Other losses/(gains)6 4.7 equals Net income (loss) before taxes $6.9 0.3% Memo items Other comprehensive income7 $(3.1) Other effects on capital Actual 4Q18 1Q21 Accumulated other comprehensive income ("AOCI") in capital $(1.6) $(4.3) (billions of dollars) Note: Numbers may not sum due to rounding 1 Average assets is the nine-quarter average of total assets for 1Q19 to 1Q21 2 PPNR includes losses from operational-risk events, mortgage repurchase expenses, and OREO costs 3 Other revenue includes one-time income and expense items not included in PPNR 4 Realized losses/(gains) on AFS and HTM securities consist of projections resulting from credit-related OTTI. It also assumes no securities are sold throughout the forecast period 5 Trading and counterparty losses include MTM and CVA losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities 6 Other losses/(gains) includes projected changes in the fair value of loans HFS and loans held for investment measured under the FVO 7 OCI is reported on a pre-tax basis and includes net unrealized losses/gains on (a) AFS securities, (b) cash flow hedges, and (c) net losses and prior service costs related to defined benefit pension and OPEB plans 12

Table of contents Page 1 2019 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entity 11 4 Forward-looking statements 13

Forward-looking statements The 2019 Dodd-Frank Act Annual Stress Test Results Disclosure (the “Stress Test Results”) presented herein contains forward-looking projections that represent estimates based on the hypothetical, severely adverse economic and market scenarios and assumptions under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve. The Stress Test Results do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue, net income before taxes, capital, risk-weighted assets, or capital ratios. JPMorgan Chase’s actual future financial results will be influenced by actual economic and financial conditions and various other factors as described in its reports filed with the Securities and Exchange Commission (“SEC”), which are available on JPMorgan Chase’s website (https://www.jpmorganchase.com/corporate/investor- relations/investor-relations.htm), and on the SEC’s website (www.sec.gov). JPMorgan Chase does not undertake to update forward-looking statements. 13